UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 28, 2023
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Independence Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	001-36041	26-4567130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1835 Market Street, Suite 2601
Philadelphia, Pennsylvania, 19103
(Address of Principal Executive Office) (Zip Code)
(267) 270-4800
(Registrant’s telephone number, including area code)
N/A
Former name or former address, if changed since last report
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	IRT	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02    Termination of a Material Definitive Agreement.
The information set forth under Item 8.01 below relating to the previously existing Equity Distribution Agreement, dated November 13, 2020, is incorporated herein by reference.
Item 8.01    Other Events.
Universal Shelf
On June 14, 2023, Independence Realty Trust, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3ASR (Registration No. 333-272640) (the “New Registration Statement”) to replace its then existing automatic shelf registration statement on Form S-3ASR (No. 333-239176) filed with the SEC on June 15, 2020 (the “Prior Registration Statement”), which was scheduled to expire on June 15, 2023 pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended (the “Securities Act”). The Prior Registration Statement was deemed terminated upon the effectiveness of the New Registration Statement on June 14, 2023.
ATM Program
In connection with the filing of the New Registration Statement, on July 28, 2023, the Company and Independence Realty Operating Partnership, LP, the limited partnership through which the Company owns its assets and conducts its operations (the “Operating Partnership”), entered into a new Equity Distribution Agreement, a copy of which is attached hereto as Exhibit 1.1 (the “Equity Distribution Agreement”), with Barclays Capital, Inc., BofA Securities, Inc., BMO Capital Markets Corp., Citigroup Global Markets Inc., Jefferies LLC, KeyBanc Capital Markets Inc., RBC Capital Markets, LLC, Regions Securities LLC, Robert W. Baird & Co. Incorporated and Truist Securities, Inc., as sales agents, principals and forward sellers (in any such capacity, individually, a “Manager” and, collectively, the “Managers”) and Barclays Bank PLC, Bank of America, N.A., Bank of Montreal, Citibank, N.A., Jefferies LLC, KeyBanc Capital Markets Inc., Royal Bank of Canada, Regions Securities LLC, Robert W. Baird & Co. Incorporated and Truist Bank, or one of their respective affiliates (in such capacity, individually a “Forward Purchaser” and, collectively, the “Forward Purchasers”), pursuant to which the Company proposes to issue and sell, from time to time, to or through the Managers as sales agents and/or principals or as Forward Sellers, as agents for the Forward Purchasers, shares of its common stock, $0.01 par value per share (the “Common Stock”) up to an aggregate gross sales price of $450,000,000. In connection with entering into the new Equity Distribution Agreement, the Company and the Operating Partnership terminated their previously existing Equity Distribution Agreement, dated November 13, 2020.
The Common Stock sold in the offering will be issued pursuant to a prospectus supplement filed with the SEC on July 28, 2023, and the accompanying base prospectus dated June 14, 2023 forming part of the New Registration Statement.
Subject to the terms and conditions of the Equity Distribution Agreement, each of the Managers, whether acting as the Company’s sales agent or as Forward Seller, as agent for the relevant Forward Purchaser, agreed to use its commercially reasonable efforts consistent with its normal trading and sales practices for similar transactions and applicable laws and regulations and the related placement notice to sell the Common Stock that may be designated by the Company (if acting as the Company’s sales agents) and the Common Stock borrowed from third parties (if acting as Forward Sellers), in each case on the terms and subject to the conditions of the Equity Distribution Agreement. Sales, if any, of the Common Stock made through the Managers, as the Company’s sales agents, or as Forward Sellers, as agents for the Forward Purchasers, pursuant to the Equity Distribution Agreement, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act, including without limitation sales made directly on the New York Stock Exchange, on any other existing trading market for our common stock or to or through a market maker or through an electronic communications network, or otherwise as may be agreed between us and the applicable Manager or Forward Seller. The Company also may sell Common Stock to any Manager as principal for its own account. If the Company sells Common Stock to any Manager as principal, it will enter into a separate terms agreement (each, a “Terms Agreement”, and collectively, the “Terms Agreements”) setting forth the terms of such transaction.
The Company or any Manager may at any time suspend an offering of Common Stock pursuant to the terms of the Equity Distribution Agreement by notifying the other party thereto. The offering of Common Stock pursuant to the Equity Distribution Agreement will terminate upon the earlier of (i) the sale of shares of the Common Stock under the Equity Distribution Agreement (including shares of the Common Stock sold by us to or through the Sales Agents and borrowed shares sold by the Forward Sellers) and the Terms Agreements, if any, having an aggregate gross sales price equal to

$450,000,000 and (ii) the termination of such Equity Distribution Agreement by the Company, the Managers or the Forward Purchasers as permitted therein.
The Company and the Operating Partnership made certain customary representations, warranties and covenants concerning the Company, the Operating Partnership and the registration statement in the Equity Distribution Agreement and also agreed to indemnify the Managers and the Forward Purchasers against certain liabilities, including liabilities under the Securities Act.
The Equity Distribution Agreement provides that, in addition to issuance and sale of Common Stock through the Managers, the Company also may enter into one or more separate letter agreements (each, a “Confirmation”) with each Forward Purchaser, in a form attached as Annex III to the Equity Distribution Agreement, a copy of which is attached hereto as Exhibit 99.1. In connection with any Confirmation, the relevant Forward Seller (or its affiliate) will, at the Company’s request, use commercially reasonable efforts, consistent with its normal trading and sales practices for similar transactions and applicable law and regulations, to borrow from third parties and sell a number of shares of Common Stock equal to the number of shares of Common Stock underlying the particular Confirmation. In this Current Report on Form 8-K, a Manager, when acting as sales agent for the relevant Forward Purchaser, is referred to as, individually, a “Forward Seller” and collectively, the “Forward Sellers.” The Company will not initially receive any proceeds from any sales of Common Stock borrowed by a Forward Purchaser (or affiliate thereof) and sold through a Forward Seller in connection with a Confirmation. The Company expects to fully physically settle each Confirmation with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of such Confirmation, in which case the Company expects to receive aggregate cash proceeds at settlement equal to the number of shares of the Common Stock underlying such Confirmation multiplied by the then-applicable forward sale price per share. Although the Company expects to settle any Confirmation by the physical delivery of shares of Common Stock in exchange for cash proceeds, the Confirmation will allow the Company to cash or net-share settle all or a portion of its obligations, subject to certain exceptions. If the Company elects to cash settle any Confirmation, the Company may not receive any proceeds, and the Company may owe cash to the relevant Forward Purchaser. If the Company elects to net share settle any Confirmation, the Company will not receive any cash proceeds, and the Company may owe shares of Common Stock to the relevant Forward Purchaser.
The Company intends to contribute the net proceeds from any sales of Common Stock to or through the Managers (as the Company’s sales agents or principals) and the net proceeds, if any, from the settlement of any Confirmation to the Operating Partnership. The Operating Partnership intends to use the net proceeds contributed by the Company for general business purposes, which may include the acquisition of additional properties, capital expenditures, repayment of amounts outstanding under our unsecured credit facility, working capital and other general corporate purposes.
The compensation to the Managers, acting as the Company’s sales agents or as forward sellers, will not exceed, but may be lower than, an aggregate fee of 1.5% of the gross sales price of our Common Stock. The compensation to the Forward Sellers, acting as agents for the Forward Purchasers, in connection with each Confirmation, will be in the form of a reduction to the applicable initial forward sale price per share under the related Confirmation. The compensation to the Managers, as principal for its own account, will be specified in the applicable Terms Agreement. If the Equity Distribution Agreement is terminated by the Company prior to July 28, 2024 and, at the time of the Company’s notice of termination, the gross sales price of the shares of Common Stock sold pursuant to the Equity Distribution Agreement is less than $40,000,000, the Company has agreed to reimburse the Managers and the Forward Purchasers for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Managers and the Forward Purchasers, incurred in connection with the offering contemplated by the Equity Distribution Agreement and any Confirmation, subject to a maximum aggregate reimbursement for all Managers and Forward Purchasers of $100,000 (collectively, the “Expenses”).
A copy of the Equity Distribution Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference, and a copy of the form of Confirmation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 1.1 and Exhibit 99.1, as applicable.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

1.1
Equity Distribution Agreement, dated July 28, 2023, by and among Independence Realty Trust, Inc., Independence Realty Operating Partnership, L.P. the Managers and the Forward Purchasers (including the form of Confirmation)

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP regarding the legality of the Common Stock
8.1	Tax Opinion of Troutman Pepper Hamilton Sanders LLP
23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.1)
99.1	Form of Master Forward Confirmation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

July 28, 2023	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	Chief Financial Officer and Treasurer